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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2003

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-12644 (Commission File Number)	13-3261323 (IRS Employer Identification No.)
350 Park Avenue, New York, NY (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:
(212) 826-0100

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits.

99.1	Financial Security Assurance Holdings Ltd. press release dated August 6, 2003
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended June 30, 2003
99.3	FSA Quarterly Letter dated August 6, 2003 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.

Item 12.    Results of Operations and Financial Condition.

        On August 6, 2003, Financial Security Assurance Holdings Ltd. (the "Company") issued a press release announcing its second quarter 2003 results, and stating that the Company was posting the press release to its website, http://www.fsa.com, on that date. A copy of the press release is attached hereto as Exhibit 99.1.

        The August 6, 2003 press release also announced that the Company was posting that date to its website its current Operating Supplement. A copy of the Company's Quarterly Operating Supplement for the quarterly period ended June 30, 2003 is attached hereto as Exhibit 99.2.

        On August 6, 2003, the Company also posted to its website a quarterly letter from its Chairman and Chief Executive Officer. A copy of that document, entitled "FSA Quarterly Letter from Robert P. Cochran, Chairman and Chief Executive Officer", is attached hereto as Exhibit 99.3.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,
Date: August 7, 2003	By:	/s/ BRUCE E. STERN Name: Bruce E. Stern Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Financial Security Assurance Holdings Ltd. press release dated August 6, 2003
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarterly period ended June 30, 2003
99.3	FSA Quarterly Letter dated August 6, 2003 from Robert P. Cochran, Chairman and Chief Executive Officer

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SIGNATURE
EXHIBIT INDEX